“Exhibit ~~99.1~~32.1”

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boundaries Capital, Inc. (the “Company”), on Form 10-QSB/A for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, ~~Allen Sewell~~Conrad Clemiss, President of the Company, and I, ~~Graeme Sewell~~David Derby, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report duly complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ~~Allen Sewell~~Conrad Clemiss ___________________________ ~~Allen Sewell~~Conrad Clemiss, President ~~September 15, 2003~~ November 18. 2003	/s/ ~~Graeme Sewell~~David Derby ___________________________ ~~Graeme Sewell~~David Derby, Chief Financial Officer ~~September 15, 2003~~ November 18. 2003